J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Social Advancement ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated November 16, 2023

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2023

NOTICE OF LIQUIDATION OF THE JPMORGAN SOCIAL ADVANCEMENT ETF. The Board of Trustees (the “Board”) of the Fund has approved the liquidation and dissolution of the Fund on or about December 26, 2023 (the “Liquidation Date”). Effective immediately, in connection with the liquidation and dissolution, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

After the close of business on Friday, December 15, 2023, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on The Nasdaq Stock Market® LLC (“Nasdaq”). Shareholders should be aware that after the close of business on Friday, December 15, 2023, the Fund will no longer engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). Furthermore, during the time between market close on Friday, December 15, 2023, and the Liquidation Date, shareholders will be unable to dispose of their shares on Nasdaq.

Shareholders may sell their holdings of the Fund, incurring typical transaction fees from their broker-dealer, on Nasdaq until market close on Friday, December 15, 2023, at which point the Fund’s shares will no longer trade on Nasdaq and the shares will be subsequently delisted. Shareholders who continue to hold shares of the Fund on the Liquidation Date will receive a Liquidating Distribution (if any) with a value equal to their proportionate ownership interest in the Fund on that date. Such Liquidating Distribution received by a shareholder, if any, may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on Nasdaq prior to market close on Friday, December 15, 2023. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-SA-ETF-LIQ-1123